SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                              ________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                              ________________

                    Date of Report:  September 13, 1995

                           ELCO INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Charter)

           Delaware                   0-5181               36-1033080
   (State or Other Jurisdiction   (Commission File       (I.R.S. Employer
      of Incorporation)                Number)           Identification No.)

                              1111 Samuelson Road
                                P.O. Box 7009
                              Rockford, Illinois
                  (Address of Principal Executive Offices)

                                 61125-7009
                                 (Zip Code)
                              ________________


     ITEM 5.   OTHER EVENTS

               On September 13, 1995, Elco Industries, Inc. (the "Registrant") announced that it had entered into a definitive Agreement and Plan of Merger (the "Agreement") with Textron Inc. ("Textron") and E.I. Textron Inc., a wholly-owned subsidiary of Textron (the "Sub"). Pursuant to the Agreement, the Sub will commence a cash tender offer for all outstanding shares of the Registrant for $36.00 per share in cash. The tender offer is conditioned upon, among other things, the tender of at least 66-2/3% of the Registrant's common stock on a fully diluted basis. Any shares not acquired in the tender offer will be acquired at $36.00 per share in cash in a subsequent merger.

                A copy of the press release issued jointly by the Registrant and Textron announcing the transaction is attached hereto as Exhibit 1 and is incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

     Exhibits:

     1    Press Release dated September 13, 1995.


                                 SIGNATURES

               Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELCO INDUSTRIES, INC.

                                        By:
                                           Name:  John C. Lutz
                                           Title: President and Chief
                                                  Executive Officer

     Date: September  , 1995


                               EXHIBIT INDEX

      Exhibit   Description                            Page

        1       Press Release dated September 13,
                1995.